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                        THE ADVISORS' INNER CIRCLE FUND

          CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND (THE "FUND")

                      SUPPLEMENT DATED NOVEMBER 12, 2015
                                     TO THE
          PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"),
                            EACH DATED MARCH 1, 2015

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

The ownership structure of Strategic Income Management, LLC ("SiM"), a sub-adviser to the Fund, has changed because SiM owners Mr. Gary Pokrzywinski, Mr. Brian Placzek and Mr. Tim Black purchased the SiM ownership interests held by Mr. Randall Yoakum and Ms. Nicole Verbrugghe. Accordingly, the descriptions of SiM in the "Investment Sub-Advisers and Portfolio Managers" section of the Prospectus and "The Portfolio Managers" section of the SAI are hereby deleted and replaced with the following:

     Strategic Income Management, LLC ("SiM"), 1200 Westlake Ave N, Suite 713, Seattle, Washington 98109, serves as investment sub-adviser to a portion of the assets of the Income Opportunities Fund. SiM, a Washington limited liability company, was founded in 2010 and is owned by Gary J. Pokrzywinski, Brian Placzek and Tim Black. As of December 31, 2014, SiM had approximately $905 million in assets under management.



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.